UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2013

ALMOST FAMILY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices)

 (502) 891-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 amends the Current Report on Form 8-K of Almost Family, Inc. (the “Registrant”) dated December 6, 2013, as filed with the Securities and Exchange Commission on December 10, 2013 (the “December 8-K”) related to our acquisition of the stock of OMNI Home Health Holdings, Inc., pursuant to the Stock Purchase Agreement dated as of November 4, 2013, among (i) OMNI Home Health Holdings, Inc., (ii) OMNI Home Health Acquisition, LLC, (the “Seller”), (iii) National Health Industries, Inc., and (iv) the Registrant.   This Form 8-K/A amends the December 8-K to include the required financial statements and pro forma financial information required by Item 9.01 (a) and (b) of the December 8-K and to include additional exhibits under Item 9.01(d) of Form 8-K.  The information previously reported in the December 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01.   Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.  The audited consolidated financial statements listed below are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference:

The audited consolidated financial statements of OMNI Home Health Holdings, Inc. and its subsidiaries as of and for the years ended December 31, 2012, and 2011, together with the notes thereto and the auditors’ report thereon.

The unaudited consolidated financial statements of OMNI Home Health Holdings, Inc. and its subsidiaries as of and for the nine month periods ending September 30, 2013 and 2012.

(b)         Pro Forma Financial Information.  The unaudited pro forma financial information with respect to the transaction described in Item 2.01 and listed below is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference:

(i)       Unaudited Pro Forma Combined Balance Sheet as of September 30, 2013.

(ii)	Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 2012 and the nine months ended September 30, 2013.

(iii)	Notes to the Unaudited Pro Forma Combined Balance Sheet and Statements of Income.

(d)         Exhibits.

Exhibit 23.1 – Consent of Crowe Horwath LLP

Exhibit 99.1 – OMNI Home Health Holdings, Inc. consolidated financial statements and accompanying notes described at Item 9.01(a).

Exhibit 99.2 – OMNI Home Health Holdings, Inc. consolidated interim financial statements described at Item 9.01 (a).

Exhibit 99.3 – Pro forma combined financial information described at Item 9.01 (b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 12, 2014	ALMOST FAMILY, INC.

By /s/ C. Steven Guenthner
C. Steven Guenthner
President and
Principal Financial Officer